UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8-Other Events

Item 8.01. Other Events.

On August 21, 2014, ACCO Brands Corporation (the “Company”) announced that its board of directors approved the repurchase of up to $100 million in shares of the Company’s common stock. A copy of the press release regarding the Company’s share repurchase authorization is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Section 9-Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are included with this report:

Exhibit Number	Description of Exhibit

99.1	Press release, dated August 21, 2014, announcing the Company’s share repurchase authorization

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)

Date:	August 21, 2014	By:	/s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Senior Vice President, General Counsel
and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Press release, dated August 21, 2014, announcing the Company’s share repurchase authorization